UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2014

Truven Holding Corp.		Truven Health Analytics Inc.
(Exact name of registrant parent guarantor as specified in its charter)		(Exact name of registrant parent guarantor as specified in its charter)
Delaware	45-5164353	Delaware	06-1467923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 E. Eisenhower Parkway
Ann Arbor, Michigan 48108
(Address of principal executive offices and zip code)
(734) 913 -3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2014, the Board of Directors of Truven Health Analytics Inc. (the "Board") appointed Charles S. Ream as a director of the Board, effective immediately. In addition, Charles S. Ream was appointed to serve as Chairman of the audit committee of the Board, effective immediately

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUVEN HOLDING CORP.	TRUVEN HEALTH ANALYTICS INC.
(Registrant)	(Registrant)

By: /s/ ANDRA K. HELLER	By: /s/ ANDRA K. HELLER
Andra K. Heller, General Counsel and Secretary	Andra K. Heller, General Counsel and Secretary
Date: November 5, 2014	Date: November 5, 2014